Materials, energy and consumables used	12 Months Ended
Jun. 30, 2020
Materials, energy and consumables used
Materials, energy and consumables used

4Materials, energy and consumables used*

for the year ended 30 June	2020 Rm	2019 Rm	2018 Rm
Cost of raw materials	78 030	79 774	66 928
Cost of energy and other consumables used in production process	12 079	10 815	9 678
	90 109	90 589	76 606

*Materials, energy and consumables used at our North American operations increased with 34,9% year-on-year, while these costs from the rest of the world decreased 5,4%.

The cost increase in the North American operations relates mainly to utilities and raw material cost associated with the increased volumes due to the LCCP ramp-up.

Costs relating to items that are consumed in the manufacturing process, including changes in inventories and distribution costs up until the point of sale.

Other commitments

for the year ended 30 June	2020 Rm	2019 Rm
Secunda Synfuels Operations	1 386	173
Within one year One to five years	6 444	713
More than five years	31 108	1 416
	38 938	2 302

Other commitments relate to the Oxygen Train 17 oxygen supply agreement and the water reticulation long-term water supply agreement. The increase in the current year relates to the Oxygen Train 17 payments which consist of an oxygen supply and fixed management fee component. The contract period runs to 2037, with an option to renew the contract to 2050. The renewal option is not taken into account in the calculation of the commitments. The water reticulation payments are determined based on the quantity of water consumed over the 20 year period of the agreement.